Commitments and Contingencies	6 Months Ended
Apr. 30, 2026
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 18 – COMMITMENTS AND CONTINGENCIES

(a) Capital commitment

As of April 30, 2026, there are no unpaid operating lease commitments that are short-term lease commitments, nor leases that have not yet commenced but that created significant rights and obligations for the Group, which are not included in right-of-use assets and lease liabilities.

(b) Legal proceedings

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of these unresolved matters, individually and in the aggregate, is likely to have a material adverse effect on the Group’s financial position, results of operations or cash flows. The Group has not recorded any material liabilities in this regard as of April 30, 2026.